SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 21, 2010

INFRAX SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	20-2583185
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6365 53 rd Street North Pinellas Park, FL 33781	33781
(Address of principal executive offices)	(Zip Code)

(Former name, former address, if changed since last report)

727-498-8514
 (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our 8-K filing, on June 29, 2010, Infrax Systems, Inc, (“Infrax”, “the Company”, “IFXY”), has purchased certain assets of Trimax Wireless, Inc, a private company, currently located at 2675 S Horseshoe Drive, Suite 401, Naples, FL 34104, (hereinafter referred to as "TRIMAX" or "Seller"), (“The Asset Purchase Agreement.”), for stock, cash and promissory notes.  Assets purchased included cash, receivables, inventory, capital assets, intangible property (IP) and assumed liabilities.

On the Closing Date Infrax delivered pursuant to this Agreement, 2,500,000 IFXY preferred series B shares, par value $.001 per share, with a value of $4.00 per share, with a conversion of 300 shares of common shares for every 1 share of Preferred Series B shares issued and held to TRIMAX or subsequently held by another person. Such rights are established with the transfer agent and with the State of Nevada. The conversion of the preferred shares is subject to the terms of the Lock Up and Leak Out Agreement.

As part of the consideration for the sale of assets as set forth in this Asset Purchase Agreement, Trimax will receive $750,000 in cash, certified funds or wire transfer Immediately upon receipt of the Investment Funding (as defined in Section 1 -3(a)(l)).  At the date of closing, the Company issued $37,500 in cash for closing costs and issued a 6% Promissory Note for $712,500. Complete and combined audited financials of both companies with relevant and applicable notes will be provided with Company’s 10K for year end, June 30th, 2010, when filed with SEC.

Notwithstanding the foregoing, as a condition precedent to the closing, Infrax has executed a binding bridge loan agreement in an amount of $500,000 (the "Bridge Loan") to provide interim financing for the Company, subsidiary, and TRIMAX.

Proforma Accounting for Trimax Wireless, Inc. Acquisition

On June 29, 2010 the Company acquired the assets and liabilities of Trimax Wireless Systems, Inc., including licenses and trademarks.  The purchase price was allocated first to the identifiable assets received, allocating the remaining costs to the intellectual property.  The valuation of the intellectual property considered discounted future cash flows of the operating intangible assets acquired.  The valuation of the intellectual property was limited to the acquisition price (valuation of stock consideration and note payable), less the fair market value of identifiable assets.  The shares issued in exchange for the acquired property were valued at the fair market value of the equivalent common stock as of the date of closing.  The fair market value of consideration issued (stock and note payable) to the sellers was an aggregate amount of $6,511,364.  The  value assigned to the carrying value of the acquired intellectual property was $6,329,342.

Unaudited proforma financial information is provided as if the acquisition occurred at the beginning of the fiscal year.  The financial information presents the combined companies to reflect a full year activity as a consolidated company.

Infrax Systems, Inc.
Proforma Balance Sheet
As of June 30, 2010
(unaudited)

	Infrax, Inc.	Infrax, SA	TriMax	Adjustment(a)	Eliminations	Consolidated
ASSETS
Cash	$9,144	$-	$105,871			$115,015
Accounts receivable	-	-	1,091			1,091
Inventory	-	-	110,726			110,726
Loan recievable from affiliate	657	-	-		(77)	580
Prepaid expenses	2,949	-	4,870			7,819
total current assets	12,750	-	222,558			235,231

Fixed Assets	15,259	-	179,221			194,480
Accumulated depreciation	(11,229)	-	-			(11,229)
	4,030	-	179,221			183,251

Intangible property	190,862	-	180,020	6,329,342		6,700,224
Accumulated amortization	(1,329)	-	-			(1,329)
Investment in affiliate	-	-	-	182,180	(182,180)	-
	189,533	-	180,020			6,698,895

TOTAL ASSETS	$206,313	$-	$581,799			$7,117,377

LIABILITIES
Accounts payable	$67,755	$-	$128,398			196,153
Accrued expenses	474,801	-	4,166			478,967
Customer deposits and deferred revenue	-	-	267,213			267,213
Loans from shareholders	185,704	77	-		77	185,858
Notes payable	6,000	-	-	712,500		718,500
Loans and notes payable, related parties	7,802	-	-			7,802
total liabilities	742,062	77	399,777			1,854,493

STOCKHOLDERS' EQUITY
Capital	2,671,195	158	182,022	5,799,022	158	8,652,555
Retained earnings	(3,206,944)	(235)	-			(3,389,671)
	(535,749)	(77)	182,022			5,262,884

TOTAL LIABILITIES AND STOCKHOLDER EQUITY	$206,313	$-	$581,799			$7,117,377

_______________ (a) Adjustment for value of stock issued for value of assets acquired.

Infrax Systems, Inc.
Proforma Income Statement
For the Year Ended June 30, 2010
(unaudited)

	Infrax, Inc.	Infrax, SA	TriMax	Adjustment	Eliminations	Consolidated

Revenues	$9,895	$-	$1,163,588			$1,173,483
Direct costs	-	-	336,880			336,880
	9,895	-	826,708			836,603

Operating Expenses:
Salaries and benefits	644,512	-	70,974			715,486
Consulting	128,111	-	-			128,111
Professional fees	60,886	-	311,582			372,468
General and administrative	127,321	235	222,065			349,621
Amortization and depreciation	2,398	-	38,923			41,321
Interest expenses	11,861	-	13,431			25,292
Equity losses of investee	22,250	-	-			22,250
Mischellaneous	(969)	-	-			(969)
Provision for income taxes	-	-	-			-
	996,370	235	656,975			1,653,580
						-
Net Income (Loss)	$(986,475)	$(235)	$169,733			$(816,977)

Net loss per share, basic						$(0.00)
Weighted average shares outstanding						186,355,109

The proforma information is provided for analysis only.   Financial statements prepared in conformity with generally accepted accounting principles excludes operating activity for the periods prior to ownership and therefore the revenue and expenses would not be reflected in consolidated financial statements.   Past results may not be indicative of future results.

Item 9.01 Financial Statements and Exhibits

none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.

Dated:  September 21, 2010
/s/ Mr. Paul J. Aiello

Mr. Paul J. Aiello
Principal Executive Officer